UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2016
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FIRST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

One First Financial Plaza
Terre Haute, Indiana 47807
(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07	Submission of Matters to a Vote of Security Holders.

First Financial Corporation (the “Corporation”) held its annual meeting of shareholders on April 20, 2016. The final voting results relating to the matters voted on at the 2016 annual meeting of shareholders are set forth below.

1.              The three persons nominated to serve as directors of the Corporation received the following number of votes and were elected as directors to serve three-year terms expiring at the annual meeting of shareholders in 2019:

NAME	FOR	WITHHELD	Broker Non-Votes
W. Curtis Brighton	7,944,664	1,079,553	-0-
William R. Krieble	8,442,986	581,231	-0-
Ronald K. Rich	8,126,664	807,553	-0-

2.              The shareholders approved by the following non-binding advisory vote the 2015 compensation of our named executive officers as described in the Corporation’s proxy statement:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,457,305	3,421,431	145,481	1,803,657

3.              The appointment of Crowe Horwath LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016 was ratified by the following shareholder vote:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
10,547,250	242,921	37,703	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2016

FIRST FINANCIAL CORPORATION

By:	/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary and Chief Financial Officer